Lease Agreement

1. Object for Lease: Room #1504 & 1505, Dongwha Bldg., #25-5, Yeoido-dong, Youngdeungpo-gu, Seoul, KOREA (Total area: 146.102pyong (pyong: unit of area), common floor space included)

2.    Security Money for Lease: USD

      Monthly Rent: USD

3.    General Items

      Article 1 (Payment of Security Money): Lessor receives USD as contract money on the below date; Lessee shall pay Lessor for USD as the balance on June 27, 2004 when Lessee moves to the above address and shall bear monthly rent and management expenses from the above date.

      Article 2 (Term of Lease): The term of this agreement shall be 12 months from the above date and extend to 1 more year without any objection of both parties by 3 months prior to the expiration date.

      Article 3 (Moving-out during Term of Lease): Lessee shall exempt Lessor from any future damages cased by vacancy by deducting 3-month monthly rent and management expenses from security money, when Lessee shall move out during term of lease in its own circumstances. However, only in case of cancellation application 2 months prior to the expiration date, 2-month monthly rent and management expenses will be deducted; and the above deduction shall not be applied when the other lessee shall move in prior to the expiration date.

      Article 4 (Payment of Monthly Rent): Monthly rent shall be paid to Lessor or the person appointed by Lessor by 15th day of each month, and management expenses shall follow management agreement of Dongwha Bldg.

      Article 5 (Overdue Interest): In case of delay in payment, Lessee shall pay overdue interest at the following rate: 5% for 2-month delay and 10% for more than 2-month delay; in case of more than 3-month dealy, Lessor shall expire this agreement, settle the interest from security money and vacate.

      Article 6 (Alteration and Addition of Facilities): Lessee shall be able to execute alteration or addition of facilities with the approval of Lessor or control office, but in case of cancellation/evacuation, Lessee shall bear the expenses for restoration to the former state.

      Article 7 (Miscellaneous):

1. All regulations regarding the use of offices shall follow the management regulations of Dongwha Bldg.

2. Lessor shall not be responsible for any facilities expenses or premium for object of lease at the time of cancellation.

      The date of moving-in shall be able to be adjusted to earlier June 27, 2004.

                                                                     May 4, 2004

Lessor

Address: #1053, Kwangdeok-ri, Sanae-myeon, Hwacheon-gun, Kangwon-do Registration No,: 116-02-61359
Tel No.: +82-2-783-1094
Name: 3 persons including Hyoung Joon Yoon

Lessee

Address: #891-43, Daechi-dong, Gangnam-gu, Seoul
Registration No,: 105-81-87693
Tel No.: +82-11-738-8200
Name: Sang Don Kim (CEO/President)

                                 Lease Agreement

4.    Object  for  Lease:  Room  #1503,   Dongwha  Bldg.,  #25-5,   Yeoido-dong,
      Youngdeungpo-gu, Seoul, KOREA (Total area: 45.533 pyong (pyong: unit of area), common floor space included)

5.    Security Money for Lease: USD

      Monthly Rent: USD

6.    General Items

      Article 1 (Payment of Security Money): Lessor receives USD as contract money on the below date; Lessee shall pay Lessor for USD as the balance on June 27, 2004 when Lessee moves to the above address and shall bear monthly rent and management expenses from the above date.

      Article 2 (Term of Lease): The term of this agreement shall be 12 months from the above date and extend to 1 more year without any objection of both parties by 3 months prior to the expiration date.

      Article 3 (Moving-out during Term of Lease): Lessee shall exempt Lessor from any future damages cased by vacancy by deducting 3-month monthly rent and management expenses from security money, when Lessee shall move out during term of lease in its own circumstances. However, only in case of cancellation application 2 months prior to the expiration date, 2-month monthly rent and management expenses will be deducted; and the above deduction shall not be applied when the other lessee shall move in prior to the expiration date.

      Article 4 (Payment of Monthly Rent): Monthly rent shall be paid to Lessor or the person appointed by Lessor by 15th day of each month, and management expenses shall follow management agreement of Dongwha Bldg.

      Article 5 (Overdue Interest): In case of delay in payment, Lessee shall pay overdue interest at the following rate: 5% for 2-month delay and 10% for more than 2-month delay; in case of more than 3-month dealy, Lessor shall expire this agreement, settle the interest from security money and vacate.

      Article 6 (Alteration and Addition of Facilities): Lessee shall be able to execute alteration or addition of facilities with the approval of Lessor or control office, but in case of cancellation/evacuation, Lessee shall bear the expenses for restoration to the former state.

      Article 7 (Miscellaneous):

1. All regulations regarding the use of offices shall follow the management regulations of Dongwha Bldg.

2. Lessor shall not be responsible for any facilities expenses or premium for object of lease at the time of cancellation.

      The date of moving-in shall be able to be adjusted to earlier June 27, 2004.

                                                                     May 4, 2004

Lessor

Address: 1-901, Seoul Apt., #25, Yoeido-dong, Youngdeungpo-gu, Seoul Registration No,: 671222-1047711
Tel No.: +82-2-784-7291
Name: Sang Ryool Park

Lessee

Address: #891-43, Daechi-dong, Gangnam-gu, Seoul
Registration No,: 105-81-87693
Tel No.: +82-11-738-8200
Name: Sang Don Kim (CEO/President)